Financial instruments and commitments	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Financial instruments and commitments
20. Financial instruments and commitments
The Company’s main financial risk exposure is detailed as follows:
a)Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company is therefore exposed to liquidity risk with respect to all of the financial liabilities recognized on the consolidated statements of financial position.
The Company manages its liquidity risk by monitoring its operating requirements. The Company prepares budget and cash forecasts to ensure it has sufficient funds to fulfill its obligations.
The following are the contractual maturities of financial liabilities and purchase commitments, including estimated interest payments, as at December 31, 2022:

	Contractual cash flows
	Carrying amount	Total	Less than 1 year	1 to 5 years	More than 5 years
	$	$	$	$	$
Trade and other payables (excluding sales tax)	117,526	117,526	117,526	—	—
Due to merchants	823,666	823,666	823,666	—	—
Credit facilities	498,199	595,425	38,182	557,243	—
Lease liabilities	12,555	14,133	4,109	7,743	2,281
Other liabilities (a)	6,658	5,731	3,851	1,880	—
Contractual commitments	—	—	—	—	—
	1,458,604	1,556,481	987,334	566,866	2,281
Segregated funds	(823,666)	(823,666)	(823,666)	—	—
	634,938	732,815	163,668	566,866	2,281
(a) Other liabilities includes deferred revenue which will not require contractual cash flows.
As at December 31, 2022, the Company had $751,686 of cash and unused credit facilities of $385,000.
b)Credit risk
Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations. Credit risk arises principally from the Company’s cash, trade and other receivables, advances to third parties and processor deposits. The carrying amounts of these financial assets represent the maximum credit exposure.
Trade receivables
The Company provides credit to its customers in the normal course of business. The Company evaluates the creditworthiness of the corresponding counterparties at least at the end of each reporting period and on a specific circumstance basis. The Company’s extension of credit to customers involves considerable judgment and is based on an evaluation of each customer’s financial condition and payment history. The Company has established various internal controls designed to mitigate credit risk, including credit limits and payment terms that are reviewed and approved by the Company. The company does not have material provision on trade receivables recognized on the consolidated statements of financial position as at December 31, 2022 and 2021.
There is a significant concentration of credit risk as of December 31, 2022, with respect to the Company’s trade receivables from its main processors, which represented approximately 26% (2021 – 37%) of trade and other receivables.
Advances to third parties
The credit risk associated with the advances to third parties is limited because the advances are repaid by financial institutions when the Company becomes entitled to payment under the agreements.
c)Market risks
Market risk is the risk that the Company will incur losses arising from adverse changes in underlying market factors, including interest and foreign currency exchange rates.
Foreign currency risk
The Company is exposed to the financial risk related to the fluctuation of foreign exchange rates and the degrees of volatility of those rates. Foreign currency risk is limited to the portion of the Company’s business transactions denominated in currencies other than the US dollar. Fluctuations related to foreign exchange rates could cause unforeseen fluctuations in the Company’s operating results.
Approximately 56% of the Company’s revenues and approximately 37% of its expenses are in currencies other than the US dollar. The Company does not enter into arrangements to hedge its foreign currency risk. There is no other currency other than the US dollar that represents more than 10% of the Company's revenues.
The following table provides an indication of the Company’s significant foreign exchange currency exposures as stated in US dollars at the following dates:

	CAD	EUR	GBP	ILS	Other	Total
	$	$	$	$	$	$
December 31, 2022
Cash	1,735	43,691	6,267	1,482	18,313	71,488
Trade and other receivables	16,035	3,759	1,659	804	10,270	32,527
Trade and other payables	(18,560)	(27,141)	(2,973)	(12,529)	(18,323)	(79,526)
Lease liabilities	—	(1,589)	(941)	(2,389)	(1,803)	(6,722)
Net financial position exposure	(790)	18,720	4,012	(12,632)	8,457	17,767

December 31, 2021
Net financial position exposure	(8,398)	17,359	8,752	(14,356)	3,948	7,305
A 10% strengthening of the above currencies against the US dollar would have affected the measurement of financial instruments denominated in these currencies and affected equity and net income by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecast sales and purchases.

	CAD	EUR	GBP	ILS	Other	Total
	$	$	$	$	$	$
2022
Increase (decrease) on equity and net income	(79)	1,872	401	(1,263)	846	1,777

2021
Increase (decrease) on equity and net loss	(840)	1,736	875	(1,435)	395	731
A 10% weakening of the foreign currencies against the US dollar would have an equal but opposite effect.
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market rates. The Company’s exposure to interest rate risk as at December 31, 2022 and 2021 is as follows:

Cash and cash equivalents	Variable interest rate
Advances to third parties	Note 7
Processor deposits	Variable interest rate
Loans and borrowings	Note 12
Other liabilities	Note 11
The Company does not account for any fixed interest-rate financial assets or financial liabilities at FVTPL.
All other loans and borrowings bear interest at floating rates, and the Company is therefore exposed to the cash flow risk resulting from interest rate fluctuations. This risk is partially offset by the Company's cash balance which also bears interest at floating rates.
Based on currently outstanding loans and borrowings at floating rates and cash balance, an increase of 100 basis points in interest rates at the reporting date would have resulted in an increase of $1,073 in profit or loss in 2022 (2021 – decrease of $3,719). A decrease of 100 basis points in 2022 would have resulted in a decrease of $1,073 in profit or loss in 2022 (2021 - nil due to effective interest rate representing the floor rate per the agreement). This analysis assumes that all other variables, in particular foreign currency exchange rates, remain constant.